EX-99.77Q1 OTHER EXHIBIT
Addendum to Question 7.x on Form N-SAR
List the name of each series and give a consecutive number to each series in excess of the 99 consecutive series permitted by the Form.  Please refer to the most recent shareholders report for additional information concerning the Funds.
Series
Number

Series Name
Is this the Series last filing
for this Series? (Y/N)
100
Direxion Daily South Korea Bull 3X Shares
N
101
Direxion Daily South Korea Bear 3X Shares
Y
102
Direxion Daily Taiwan Bull 3X Shares
Y
103
Direxion Daily Taiwan Bear 3X Shares
Y
104
Direxion Daily Corporate Bond Bear 1X Shares
N
105
Direxion Daily Corporate Bond Bull 3X Shares
N
106
Direxion Daily Corporate Bond Bear 3X Shares
N
107
Direxion Daily Developed Markets Bear 1X Shares
N
108
Direxion Daily Dow 30 Bear 1X Shares
N
109
Direxion Daily High Yield Bull 3X Shares
N
110
Direxion Daily High Yield Bear 3X Shares
N
111
Direxion Daily Large Cap Bear 1X Shares
N
116
Direxion Daily Muni Bond Taxable Bull 3X Shares
N
117
Direxion Daily Muni Bond Taxable Bear 3X Shares
N
118
Direxion Daily Small Cap Bear 1X Shares
N
119
Direxion Daily TIPS Bull 3X Shares
N
120
Direxion Daily TIPS Bear 3X Shares
N
121
Direxion Daily Total Bond Market Bull 3X Shares
N
122
Direxion Daily Total Market Bear 1X Shares
N
138
Direxion Daily Emerging Market Bear 1X Shares
N
139
Direxion NASDAQ-100 Equal Weighted Index Shares
N
140
Direxion All Cap Insider Sentiment Shares
N
143
Direxion Daily Junior Gold Miners Index Bull 3X Shares
N
144
Direxion Daily Junior Gold Miners Index Bear 3X Shares
N
145
Direxion Daily Silver Miners Bull 3X Shares
N
146
Direxion Daily Silver Miners Bear 3X Shares
N
147
Direxion Daily Turkey Bull 3X Shares
Y
148
Direxion Daily Turkey Bear 3X Shares
Y
153
Direxion S&P 500 Volatility Response Shares
N
155
Direxion Small Cap Bull 2X Shares
N
156
Direxion Small Cap Bear 2X Shares
N
157
Direxion Daily 20+ Year Treasury Bull 2X Shares
N
158
Direxion Daily 20+ Year Treasury Bear 2X Shares
N
159
Direxion Financial Bull 1X Shares
Y
160
Direxion Daily Technology Bear 1X Shares
N
165
Direxion Daily FTSE Europe Bull 3X Shares
N
166
Direxion Daily FTSE Europe Bear 3X Shares
Y
167
Direxion Daily Japan Bull 3X Shares
N
168
Direxion Daily Japan Bear 3X Shares
Y
173
Direxion Daily Mexico Bull 3X Shares
Y
174
Direxion Daily Mexico Bear 3X Shares
Y
175
Direxion Zacks MLP High Income Shares
N
176
Direxion iBillionaire Index ETF
N
177
Direxion Daily Mid Cap Bull 2X Shares
N
178
Direxion Daily Mid Cap Bear 2X Shares
N
179
Direxion Daily 7-10 Year Treasury Bull 2X Shares
N
180
Direxion Daily 7-10 Year Treasury Bear 2X Shares
N
181
Direxion Daily Russell 1000 Growth Index Bull 1.25X Shares
N
182
Direxion Daily 20+ Year Treasury Bond Bull 1.25X Shares
N
183
Direxion Daily Total Bond Market Bull 1.25X Shares
N
184
Direxion Daily Russell 1000 Value Index Bull 1.25X Shares
N
185
Direxion Daily S&P 500 Bull 1.25X Shares
N
186
Direxion Daily Mid Cap Bull 1.25X Shares
N
187
Direxion Daily Small Cap Bull 1.25X Shares
N
188
Direxion Daily Total Stock Market Bull 1.25X Shares
N
189
Direxion Daily FTSE Developed Markets Bull 1.25X Shares
N
190
Direxion Daily FTSE Emerging Markets Bull 1.25X Shares
N
191
Direxion Daily 7-10 Year Treasury Bond Bull 1.25X Shares
N